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                             The Vanguard Group (R)

                           Vanguard Specialized Funds
    Supplement to the Statement of Additional Information Dated May 17, 2002

Effective October 22, 2002, the following text is added to page B-8 of the Investment Policies section in the Statement of Additional Information:

Investment Policy Relating to the Sales of Vanguard(R) REIT Index Fund Shares in
Japan: Vanguard REIT Index Fund may not borrow money, except for temporary or emergency purposes, in an amount exceeding 10% of the Fund's net assets. Vanguard REIT Index Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Vanguard REIT Index Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.


(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        BS123 102002